As filed with the Securities and Exchange Commission
                                                  on or about September 23, 2005

                                                 File No. 333-90148 CIK #1173977



                       Securities and Exchange Commission
                             Washington, D. C. 20549


                                 Post-Effective
                                 Amendment No. 3
                                       to
                                    Form S-6


                For Registration under the Securities Act of 1933
               of Securities of Unit Investment Trusts Registered
                                 on Form N-8B-2

               Claymore Securities Defined Portfolios, Series 126

                 Name and executive office address of Depositor:

                            Claymore Securities, Inc.
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

                Name and complete address of agents for service:

                            Claymore Securities, Inc.
                        Attention: Nicholas Dalmaso, Esq.
                  Senior Managing Director and General Counsel
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

                             Chapman and Cutler LLP
                          Attention: Eric F. Fess, Esq.
                             111 West Monroe Street
                             Chicago, Illinois 60603

   ( X ) Check box if it is proposed that this filing will become effective at 10:00 a.m. on September 23, 2005 pursuant to paragraph (b) of Rule 485.





   KEMPER DEFINED FUNDS, EVEREN UNIT INVESTMENT TRUSTS, RANSON UNIT INVESTMENT
               TRUSTS AND CLAYMORE SECURITIES DEFINED PORTFOLIOS

                             CORPORATE INCOME SERIES

                   DEFINED HIGH YIELD CORPORATE INCOME SERIES

                    INVESTMENT GRADE CORPORATE INCOME SERIES

                        INVESTMENT GRADE CORPORATE SERIES

         Kemper Defined Funds, EVEREN Unit Investment Trusts and Ranson Unit Investment Trusts Corporate Income Series and Defined High Yield Corporate Income Series ("Corporate Income Series") were formed for the purpose of providing a high level of current income through investment in a fixed portfolio consisting primarily of high yield, high risk corporate debt obligations issued after July 18, 1984. Certain Series of the Trusts may also contain high yield, high risk dollar denominated foreign corporate debt obligations, foreign sovereign debt obligations, limited partnership obligations or zero coupon U.S. Treasury obligations.

         Kemper Defined Funds, EVEREN Unit Investment Trusts, Ranson Unit Investment Trusts Investment Grade Corporate Income Series and Claymore Securities Defined Portfolios Investment Grade Corporate Series (the "Investment Grade Series") were formed for the purpose of providing a high level of current income through investment in a fixed portfolio consisting primarily of investment grade, corporate debt obligations issued after July 18, 1984. The payment of income is dependent upon the continuing ability of the issuers and/or obligors to meet their respective obligations. See "Trust Portfolio--Risk Factors."

         MOST OF THE SECURITIES INCLUDED IN THE CORPORATE INCOME SERIES ONLY ARE COMMONLY KNOWN AS "JUNK BONDS" AND ARE SUBJECT TO GREATER MARKET FLUCTUATIONS AND POTENTIAL RISK OF LOSS OF INCOME AND PRINCIPAL THAN ARE INVESTMENTS IN LOWER-YIELDING, HIGHER RATED FIXED INCOME SECURITIES. THE SECURITIES INCLUDED IN EACH SUCH TRUST SHOULD BE VIEWED AS SPECULATIVE AND AN INVESTOR SHOULD REVIEW HIS ABILITY TO ASSUME THE RISKS ASSOCIATED WITH SPECULATIVE CORPORATE BONDS. THE PAYMENT OF INCOME IS DEPENDENT UPON THE CONTINUING ABILITY OF THE ISSUERS AND/OR OBLIGORS TO MEET THEIR RESPECTIVE OBLIGATIONS. SEE "TRUST PORTFOLIO--RISK FACTORS."

         Units of the Trusts are not deposits of, or guaranteed by, any bank, and Units are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation and involve investment risk including loss of principal.

         For foreign investors who are not United States citizens or residents, interest income from a Trust may not be subject to federal withholding taxes if certain conditions are met. See "Federal Tax Matters."

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                       SPONSOR: CLAYMORE SECURITIES, INC.

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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE
SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   This Prospectus is in two parts. The investor is advised to read and retain both parts of this Prospectus for future reference.

     THE DATE OF THIS PART ONE PROSPECTUS IS THAT DATE WHICH IS SET FORTH IN
                          PART TWO OF THE PROSPECTUS.




                                     SUMMARY

         Public Offering Price. The Public Offering Price per Unit will be based upon a pro rata share of the institutional bid prices of the Bonds in a Trust plus or minus a pro rata share of cash, if any, in the Principal Account held or owned by such Trust, plus the applicable sales charge. A proportionate share of accrued and undistributed interest on the Bonds in a Trust at the date of delivery of the Units to the purchaser is also added to the Public Offering Price. For sales charges, see "Public Offering of Units--Public Offering Price." The sales charge is reduced on a graduated scale as set forth under "Public Offering of Units--Public Offering Price."

         Interest and Principal Distributions. Distributions of the estimated annual interest income to be received by a Trust, after deduction of estimated expenses, will be made monthly. See "Unitholders--Distributions to Unitholders" and "Essential Information" in Part Two of this Prospectus. Distributions of Funds, if any, in the Principal Account will be made as provided in "Unitholders--Distributions to Unitholders."

         Estimated Long-Term Return and Estimated Current Return. The Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee, Sponsor and Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of Bonds while the Public Offering Price will vary with changes in the institutional offering price of the underlying Bonds; therefore, there is no assurance that the present Estimated Current Returns will be realized in the future. The Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which take into account the amortization of premiums and the accretion of discounts) and estimated retirement dates of all of the Bonds in a Trust and (2) takes into account the expenses and sales charge associated with each Unit. Since the market values and estimated retirement dates of the Bonds and the expenses of the Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only net annual interest income and Public Offering Price.

         Market for Units. While under no obligation to do so, the Sponsor intends to maintain a market for the Units and to offer to repurchase such Units at prices subject to change at any time which are based on the aggregate institutional bid side evaluation of the Bonds in a Trust Fund, plus accrued interest.

     Risk Factors. Each Corporate Income Series Trust is comprised primarily of securities rated below investment grade by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Moody's Investors Service, Inc. or Fitch Ratings (formerly Duff & Phelps Credit Rating Co.). Below investment grade securities are commonly referred to as "junk bonds." In addition, certain of the securities in certain of the Trusts may be obligations of foreign issuers. For special risks associated with the Trusts, see "Trust Portfolios--Risk Factors."


                                 THE TRUST FUNDS

         Each Series of the Trusts is a unit investment trust created by the Sponsor under the name Kemper Defined Funds Corporate Income Series, Kemper Defined Funds Investment Grade Corporate Income Series, EVEREN Unit Investment Trusts Corporate Income Series, EVEREN Unit Investment Trusts Defined High Yield Corporate Income Series, EVEREN Unit Investment Trusts Investment Grade Corporate Income Series, Ranson Unit Investment Trusts Corporate Income Series, Ranson Unit Investment Trusts Defined High Yield Corporate Income Series, Ranson Unit Investment Trusts Investment Grade Corporate Income Series or Claymore Securities Defined Portfolios Investment Grade Corporate Series (the "Trusts" or "Trust Funds," and each a "Trust"), all of which are similar, and each of which was created under the laws of the State of Missouri or New York pursuant to a trust indenture (the "Trust Agreement").* Claymore Securities, Inc. is the Sponsor and Evaluator of the Trusts and is successor sponsor and evaluator of all unit investment trusts formerly sponsored by Ranson & Associates, Inc. and by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. The Bank of New York is the Trustee of the Trusts as successor to Investors Fiduciary Trust Company.

         Each Corporate Income Series was formed for the purpose of providing a high level of current income through investment in a fixed portfolio consisting primarily of high yield, high risk corporate debt obligations issued after July 18, 1984. Certain Series of the Trusts may also contain high yield, high risk dollar denominated foreign corporate debt obligations, foreign sovereign debt obligations, limited partnership obligations or zero coupon U.S. Treasury obligations (collectively, the "Obligations" or "Bonds"). There is, of course, no guarantee that a Trust Fund's objective will be achieved.

         Each Investment Grade Series was formed for the purpose of providing a high level of current income through investment in a fixed portfolio consisting primarily of investment grade, corporate debt obligations issued after July 18, 1984. There is, of course, no guarantee that the Trust Funds' objectives will be achieved.

         A Trust Fund may be an appropriate investment vehicle for investors who desire to participate in a portfolio of taxable fixed income securities issued primarily by corporate obligors with greater diversification than investors might be able to acquire individually. Diversification of the Trust assets will not eliminate the risk of loss always inherent in the ownership of securities. In addition, Bonds of the type deposited in the Trust Funds often are not available in small amounts.

         Each Unit offered represents that undivided interest in the Trust involved as indicated under "Essential Information" in Part Two of this Prospectus. To the extent that any Units are redeemed by the Trustee, the fractional undivided interest in such Trust represented by each unredeemed Unit will increase or decrease accordingly, although the actual interest in such Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Unitholders, which may include the Sponsor, or until the termination of the Trust Agreement.

         An investment in Units should be made with an understanding of the risks which an investment in fixed rate debt obligations may entail, including the risk that the value of the portfolio and hence of the Units will decline with increases in interest rates. The value of the underlying Bonds will fluctuate inversely with changes in interest rates. The uncertain economic conditions of recent years, together with the fiscal measures adopted to attempt to deal with them, have resulted in wide fluctuations in interest rates and, thus, in the value of fixed rate debt obligations generally. The Sponsor cannot predict the degree to which such fluctuations will continue in the future. Each Corporate Income Series Trust is comprised primarily of securities rated below investment grade by Standard & Poor's, Moody's Investor Service, Inc., or Fitch Ratings (formerly Duff & Phelps Credit Rating Co.), which securities are commonly referred to as "junk bonds." For special risks associated with such securities, see "Trust Portfolio--Risk Factors."

                               FEDERAL TAX MATTERS

         This section summarizes some of the main U.S. federal income tax consequences of owning Units of a Trust. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

         This federal income tax summary is based in part on the advice and opinion of counsel to the Trust. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Trust was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Trust. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

         As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

ASSETS OF THE TRUST

         Each Trust is expected to hold debt obligations of corporations (the "Debt Obligations") that are treated as debt for federal income tax purposes. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither the Sponsor nor counsel to the Trust has analyzed the proper federal income tax treatment of the Trust Assets and thus neither the Sponsor nor counsel to the Trust has reached a conclusion regarding the federal income tax treatment of the Trust Assets.

         Trust Status. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

         Your Tax Basis and Income or Loss upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

         If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2009. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code, however, treats certain capital gains as ordinary income in special situations.

         Dividends Received Deduction. Because the Debt Obligations are treated as debt (not equity) for federal income tax purposes, distributions from the Debt Obligations are not eligible for the dividends received deduction.

Discount, Accrued Interest and Premium on Debt Obligations. Some Debt Obligations may have been issued with original issue discount. This generally means that the Debt Obligations were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Your basis of each Debt Obligation that was issued with original issue discount must be increased as original issue discount accrues.

         Some of the Debt Obligations may give their issuers a right to defer payments on the Debt Obligations. Such Debt Obligations are subject to special treatment under the original issue discount rules. Among other things, this treatment may result in you being required to recognize income for federal income tax purposes in a particular year with respect to a Debt Obligation even though the actual cash payments on the Debt Obligation have been deferred to a later year.

         Some Debt Obligations may have been purchased by you or your Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Debt Obligation over the purchase price of the Debt Obligation. Market discount can arise based on the price your Trust pays for a Debt Obligation or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Debt Obligation, when the Debt Obligation is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

         Some Debt Obligations may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Debt Obligation, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You may elect to amortize premium. If you make this election, you may reduce your interest income received on the Debt Obligation by the amount of the premium that is amortized and your tax basis will be reduced.

         If the price of your Units includes accrued interest on a Debt Obligation, you must include the accrued interest in your tax basis in that Debt Obligation. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Debt Obligation.

         This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Debt Obligations that were issued with original issue discount.

         Exchanges. If you elect to have your proceeds from your Trust rolled over into a future series of the Trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trusts for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Internal Revenue Code.

         Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

     Foreign Taxes. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you may not be subject to U.S. federal income taxes, including withholding taxes, on some of the income from your Trust or on any gain from the sale or redemption of your Units, provided that certain conditions are met. You should consult your tax advisor with respect to the conditions you must meet in order to be exempt for U.S. tax purposes. You should also consult your tax advisor with respect to other U.S. tax withholding and reporting requirements.

         Some distributions by your Trust may be subject to foreign withholding taxes. Any income withheld will still be treated as income to you. Under the grantor trust rules, you are considered to have paid directly your share of any foreign taxes that are paid. Therefore, for U.S. tax purposes, you may be entitled to a foreign tax credit or deduction for those foreign taxes.

                         TAX REPORTING AND REALLOCATION

         Because the Trusts receive interest and makes monthly distributions based upon a Trust's expected total collections of interest and any anticipated expenses, certain tax reporting consequences may arise. A Trust is required to report Unitholder information to the IRS, based upon the actual collection of interest by such Trust on the securities in such Trust, without regard to such Trust's expenses or to such Trust's payments to Unitholders during the year. If distributions to Unitholders exceed interest collected, the difference will be reported as a return of principal which will reduce a Unitholder's cost basis in its Units (and its pro rata interest in the securities in a Trust). A Unitholder must include in taxable income the amount of income reported by a Trust to the IRS regardless of the amount distributed to such Unitholder. If a Unitholder's share of taxable income exceeds income distributions made by a trust to such Unitholder, such excess is in all likelihood attributable to the payment of miscellaneous expenses of such Trust which will not be deductible by an individual Unitholder as an itemized deduction except to the extent that the total amount of certain itemized deductions, such as investments expenses (which would include the Unitholder's share of Trust expenses), tax return preparation fees and employee business expenses, exceeds 2% of such Unitholder's adjusted gross income. Alternatively, in certain cases, such excess may represent an increase in the Unitholder's tax basis in the Units owned. Investors with questions regarding these issues should consult with their tax advisers.

                                TRUST PORTFOLIOS

PORTFOLIO SELECTION

         The selection of Bonds for each Series of a Trust was based largely upon the experience and judgment of the Sponsor. In making such selections the Sponsor considered the following factors: (a) the price of the Bonds relative to other issues of similar quality and maturity; (b) the present rating and credit quality of the issuers of the Bonds and the potential improvement in the credit quality of such issuers; (c) the diversification of the Bonds as to location of issuer; (d) the income to the Unitholders of a Trust; (e) whether the Bonds were issued after July 18, 1984; and (f) the stated maturity of the Bonds.

         As of the Initial Date of Deposit for each Series, all of the Bonds in a Corporate Income Series Trust were rated "Ba" or better by Moody's Investors Service, Inc. or "BB" or better by Standard & Poor's or Fitch Ratings (formerly Duff & Phelps Credit Rating Co.). As of the Initial Date of Deposit for each Series, all of the Bonds in an Investment Grade Series were rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's or Fitch Ratings (formerly Duff & Phelps Credit Rating Co.). See "Description of Ratings" herein and "Schedule of Investments" in Part Two of this Prospectus. Subsequent to the Initial Date of Deposit, a Bond may cease to be so rated. If this should occur, a Trust would not be required to eliminate the Bond from the Trust, but such event may be considered in the Sponsor's determination to direct the Trustee to dispose of such investment. See "Investment Supervision."

RISK FACTORS

         General. An investment in Units of a Trust should be made with an understanding of the risks that an investment in "high yield," high risk, fixed rate, foreign and domestic corporate debt obligations or "junk bonds" may entail, including increased credit risks and the risk that the value of the Units will decline, and may decline precipitously, with increases in interest rates. While the Bonds in an Investment Grade Series are higher rated and generally thought to be less risky than lower rated bonds, such Bonds are generally susceptible to the risks described herein. In recent years there have been wide fluctuations in interest rates and thus in the value of fixed-rate, debt obligations generally. Securities such as those included in each Trust are, under most circumstances, subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding, higher rated securities, and their value may decline precipitously because of increases in interest rates not only because the increases in interest rates generally decrease values but also because increased rates may indicate a slowdown in the economy and a decrease in the value of assets generally that may adversely affect the credit of issuers of high yield, high risk securities resulting in a higher incidence of defaults among high yield, high risk securities. A slowdown in the economy, or a development adversely affecting an issuer's creditworthiness, may result in the issuer being unable to maintain earnings or sell assets at the rate and at the prices, respectively, that are required to produce sufficient cash flow to meet its interest and principal requirements. For an issuer that has outstanding both senior commercial bank debt and subordinated high yield, high risk securities, an increase in interest rates will increase that issuer's interest expense insofar as the interest rate on the bank debt is fluctuating. However, many leveraged issuers enter into interest rate protection agreements to fix or cap the interest rate on a large portion of their bank debt. This reduces exposure to increasing rates but reduces the benefit to the issuer of declining rates. The Sponsor cannot predict future economic policies or their consequences or, therefore, the course or extent of any similar market fluctuations in the future. The portfolios consist of Obligations that, in many cases, do not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buy outs or restructurings that could have the effect of reducing the ability of the issuer to meet its obligations and might result in the ratings of the Obligations and the value of the underlying portfolio being reduced.

         The Obligations in certain Trusts consist of "high yield, high risk" foreign and domestic corporate bonds and foreign sovereign debt obligations. "High yield" or "junk" bonds, the generic names for corporate bonds rated below BBB by Standard & Poor's or Fitch Ratings (formerly Duff & Phelps Credit Rating Co.) or below Baa by Moody's Investor Service, Inc., are frequently issued by corporations in the growth stage of their development, by established companies whose operations or industries are depressed or by highly leveraged companies purchased in leveraged buyout transactions. The market for high yield bonds is very specialized and investors in it have been predominantly financial institutions. High yield bonds are generally not listed on a national securities exchange. Trading of high yield bonds, therefore, takes place primarily in over-the-counter markets which consist of groups of dealer firms that are typically major securities firms. Because the high yield bond market is a dealer market, rather than an auction market, no single obtainable price for a given bond prevails at any given time. Prices are determined by negotiation between traders. The existence of a liquid trading market for the Obligations may depend on whether dealers will make a market in the Obligations. There can be no assurance that a market will be made for any of the Obligations, that any market for the Obligations will be maintained or of the liquidity of the Obligations in any markets made. Not all dealers maintain markets in all high yield bonds. Therefore, since there are fewer traders in these bonds than there are in "investment grade" bonds, the bid-offer spread is usually greater for high yield bonds than it is for investment grade bonds. The price at which the Securities may be sold to meet redemptions and the value of a Trust will be adversely affected if trading markets for the Obligations are limited or absent. If the rate of redemptions is great, the value of a Trust may decline to a level that requires liquidation (see "Amendment and Termination").

         Lower-rated securities tend to offer higher yields than higher-rated securities with the same maturities because the creditworthiness of the issuers of lower-rated securities may not be as strong as that of other issuers. Moreover, if an Obligation is recharacterized as equity by the IRS for Federal income tax purposes, the issuer's interest deduction with respect to the Obligation will be disallowed and this disallowance may adversely affect the issuer's credit rating. Because investors generally perceive that there are greater risks associated with the lower-rated securities in a Trust, the yields and prices of these securities tend to fluctuate more than higher-rated securities with changes in the perceived quality of the credit of their issuers. In addition, the market value of high yield, high risk, fixed-income securities may fluctuate more than the market value of higher-rated securities since high yield, high risk, fixed-income securities tend to reflect short-term credit development to a greater extent than higher-rated securities. Lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities. Issuers of lower-rated securities may possess less creditworthiness characteristics than issuers of higher-rated securities and, especially in the case of issuers whose obligations or credit standing have recently been downgraded, may be subject to claims by debtholders, owners of property leased to the issuer or others which, if sustained, would make it more difficult for the issuers to meet their payment obligations. High yield, high risk bonds are also affected by variables such as interest rates, inflation rates and real growth in the economy. Therefore, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings.

         The value of the Units reflects the value of the portfolio securities, including the value (if any) of securities in default. Should the issuer of any Obligation default in the payment of principal or interest, a Trust may incur additional expenses seeking payment on the defaulted Obligation. Because amounts (if any) recovered by a Trust in payment under the defaulted Obligation may not be reflected in the value of the Units until actually received by the Trust, and depending upon when a Unitholder purchases or sells his Units, it is possible that a Unitholder would bear a portion of the cost of recovery without receiving any portion of the payment recovered.

         High yield, high risk bonds are generally subordinated obligations. The payment of principal (and premium, if any), interest and sinking fund requirements with respect to subordinated obligations of an issuer is subordinated in right of payment to the payment of senior obligations of the issuer. Senior obligations generally include most, if not all, significant debt obligations of an issuer, whether existing at the time of issuance of subordinated debt or created thereafter. Upon any distribution of the assets of an issuer with subordinated obligations upon dissolution, total or partial liquidation or reorganization of or similar proceeding relating to the issuer, the holders of senior indebtedness will be entitled to receive payment in full before holders of subordinated indebtedness will be entitled to receive any payment. Moreover, generally no payment with respect to subordinated indebtedness may be made while there exists a default with respect to any senior indebtedness. Thus, in the event of insolvency, holders of senior indebtedness of an issuer generally will recover more, ratably, than holders of subordinated indebtedness of that issuer.

         Obligations that are rated lower than BBB by Standard & Poor's or Fitch Ratings or Baa by Moody's, respectively, should be considered speculative as such ratings indicate a quality of less than investment grade. Investors should carefully review the objective of the Trust and consider their ability to assume the risks involved before making an investment in the Trust. See "Description of Ratings" for a description of speculative ratings issued by Standard & Poor's, Fitch Ratings and Moody's.

         Zero Coupon U.S. Treasury Obligations. Certain of the Bonds in a Trust may be "zero coupon" U.S. Treasury bonds. See Part Two of this Prospectus. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

         Foreign Issuers. Certain of the Bonds in a Trust may be securities of foreign issuers. It is appropriate for investors in such a Trust to consider certain investment risks that distinguish investments in Bonds of foreign issuers from those of domestic issuers. Those investment risks include future political and economic developments, the possible imposition of withholding taxes on interest income payable on the Bonds held in a portfolio, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions (including expropriation, burdensome or confiscatory taxation and moratoriums) which might adversely affect the payment or receipt of payment of amounts due on the Bonds. Investors should realize that, although a Trust invests in U.S. dollar denominated investments, the foreign issuers which operate internationally are subject to currency risks. The value of Bonds can be adversely affected by political or social instability and unfavorable diplomatic or other negative developments. In addition, because many foreign issuers are not subject to the reporting requirements of the Securities Exchange Act of 1934, there may be less publicly available information about the foreign issuer than a U.S. domestic issuer. Foreign issuers also are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. domestic issuers.

         Liquidity. The Bonds in a Trust may not have been registered under the Securities Act of 1933 and may not be exempt from the registration requirements of the Act. Most of the Bonds will not be listed on a securities exchange. Whether or not the Bonds are listed, the principal trading market for the Bonds will generally be in the over-the-counter market. As a result, the existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in the Bonds. There can be no assurance that a market will be made for any of the Bonds, that any market for the Bonds will be maintained, or of the liquidity of the Bonds in any markets made. The price at which the Bonds may be sold to meet redemptions and the value of a Trust will be adversely affected if trading markets for the Bonds are limited or absent. A Trust may also contain nonexempt Bonds in registered form which have been purchased on a private placement basis. Sales of these Bonds may not be practicable outside the United States, but can generally be made in U.S. institutions in the private placement market which may not be as liquid as the general U.S. securities market. Since the private placement market is less liquid, the prices received may be less than would have been received had the markets been broader.

         Exchange Controls. On the basis of the best information available to the Sponsor at the present time none of the Bonds is subject to exchange control restrictions under existing law which would materially interfere with payment to a Trust of amounts due on the Bonds. However, there can be no assurance that exchange control regulations might not be adopted in the future which might adversely affect payments to a Trust. In addition, the adoption of exchange control regulations and other legal restrictions could have an adverse impact on the marketability of the Bonds in a Trust and on the ability of a Trust to satisfy its obligation to redeem Units tendered to the Trustee for redemption.

         Jurisdiction Over, and U.S. Judgments Concerning, Foreign Obligors. Non-U.S. issuers of the Bonds will generally not have submitted to the jurisdiction of U.S. courts for purposes of lawsuits relating to those Bonds. If a Trust contains Bonds of such an issuer, the Trust as a holder of those obligations may not be able to assert its rights in U.S. courts under the documents pursuant to which the Bonds are issued. Even if a Trust obtains a U.S. judgment against a foreign obligor, there can be no assurance that the judgment will be enforced by a court in the country in which the foreign obligor is located. In addition, a judgment for money damages by a court in the United States if obtained, will ordinarily be rendered only in U.S. dollars. It is not clear, however, whether, in granting a judgment, the rate of conversion of the applicable foreign currency into U.S. dollars would be determined with reference to the due date or the date the judgment is rendered. Courts in other countries may have rules that are similar to, or different from, the rules of the U.S. courts.

GENERAL TRUST INFORMATION

         Because certain of the Bonds in the Trusts may from time to time under certain circumstances be sold or redeemed or will mature in accordance with their terms and because the proceeds from such events will be distributed to Unitholders and will not be reinvested, no assurance can be given that a Trust will retain for any length of time its present size and composition. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any Bond.

         The Sponsor may not alter the portfolio of a Trust Fund except upon the happening of certain extraordinary circumstances. See "Investment Supervision." Certain of the Bonds may be subject to optional call or mandatory redemption pursuant to sinking fund provisions, in each case prior to their stated maturity. A bond subject to optional call is one which is subject to redemption or refunding prior to maturity at the option of the issuer, often at a premium over par. A refunding is a method by which a bond issue is redeemed, at or before maturity, by the proceeds of a new bond issue. A bond subject to sinking fund redemption is one which is subject to partial call from time to time at par from a fund accumulated for the scheduled retirement of a portion of an issue prior to maturity. Special or extraordinary redemption provisions may provide for redemption at par of all or a portion of an issue upon the occurrence of certain circumstances, which may be prior to the optional call dates shown in "Schedule of Investments" in Part Two of this Prospectus. Redemption pursuant to optional call provisions is more likely to occur, and redemption pursuant to special or extraordinary redemption provisions may occur, when the Bonds have an offering side evaluation which represents a premium over par, that is, when they are able to be refinanced at a lower cost. The proceeds from any such call or redemption pursuant to sinking fund provisions as well as proceeds from the sale of Bonds and from Bonds which mature in accordance with their terms, unless utilized to pay for Units tendered for redemption, will be distributed to Unitholders and will not be used to purchase additional Bonds for the affected Trust. Accordingly, any such call, redemption, sale or maturity will reduce the size and diversity of a Trust and the net annual interest income and may reduce the Estimated Current Return and the Estimated Long-Term Return. See "Interest, Estimated Long-Term Return and Estimated Current Return." The call, redemption, sale or maturity of Bonds also may have tax consequences to a Unitholder. See "Federal Tax Matters." Information with respect to the call provisions and maturity dates of the Bonds is contained in "Schedule of Investments" in Part Two of this Prospectus.

         To the best of the Sponsor's knowledge, there was no litigation pending as of the Initial Date of Deposit for each Trust in respect of any Bond which might reasonably be expected to have a material adverse effect on the related Trust. At any time after the Initial Date of Deposit, litigation may be instituted on a variety of grounds with respect to the Bonds. The Sponsor is unable to predict whether any such litigation may be instituted, or if instituted, whether such litigation might have a material adverse effect on the related Trust. The Sponsor and the Trustee shall not be liable in any way, for any default, failure or defect in any Bond.

                                RETIREMENT PLANS

         Units of the Trust Funds may be well suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other qualified retirement plans. Generally, capital gains and income received under each of the foregoing plans are deferred from federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special income averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. The Trust Funds will waive the $1,000 minimum investment requirement for IRA accounts. The minimum investment is $250 for tax-deferred plans such as IRA accounts. Fees and charges with respect to such plans may vary.

        INTEREST, ESTIMATED LONG-TERM RETURN AND ESTIMATED CURRENT RETURN

         As of the opening of business on the date indicated therein, the Estimated Long-Term Return and the Estimated Current Return for each Trust Fund were as set forth in the "Essential Information" in Part Two of this Prospectus. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trustee, the Sponsor and the Evaluator and with the principal prepayment, redemption, maturity, exchange or sale of the Bonds while the Public Offering Price will vary with changes in the offering price of the underlying Bonds. Estimated Current Return takes into account only the interest payable on the Bonds and does not involve a computation of yield to maturity or to an earlier redemption date nor does it reflect any amortization of premium or discount from par value on the Bond's purchase price. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued Bonds of a similar type with comparable ratings, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. Therefore, there is no assurance that the present Estimated Current Return will be realized in the future.

         Estimated Long-Term Return is calculated using a formula that (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (taking into account the amortization of premiums and the accretion of discounts) and estimated retirements of all the Bonds in the Trust and (2) takes into account the expenses and sales charge associated with each Unit of the Trust. The Estimated Long-Term Return assumes that each Bond is retired on its pricing life date (i.e., that date which produces the lowest dollar price when yield price calculations are done for each optional call date and the maturity date of a callable security). If the Bond is retired on any optional call or maturity date other than the pricing life date, the yield to the holder of that Bond may be different than the initial quoted yield. Since the market values and estimated retirements of the Bonds, the expenses of the Trust and the net annual interest income and Public Offering Price per Unit may change, there is no assurance that the present Estimated Long-Term Return will be realized in the future.

         Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated date and amount of principal returned while Estimated Current Return calculations include only net annual interest income and Public Offering Price.

                            PUBLIC OFFERING OF UNITS

         Public Offering Price. The Public Offering Price of the Units of the Trust is based on the aggregate institutional bid price of the Bonds in the Trust (as determined by the Evaluator) plus a sales charge determined in accordance with the schedule set forth below, which is based upon the average weighted life of the Bonds included in the Trust. The Sponsor has implemented this variable format as a more equitable method of assessing the sales charge for secondary market purchases.

         This method of sales charge computation in the secondary market will apply a sales charge based upon the average weighted life ("AWL") of the Bonds in the Trust in accordance with the following schedule:

AMOUNT OF PURCHASE                              SALES CHARGE
-------------------------------------           ------------
Trust with AWL of Over 15 Years.................   5.50%

Trust with AWL of Over 8 Years,
     but less than 15 Years.....................   4.50%

Trust with AWL of Over 4 Years,
     but less than 8 Years......................   3.50%

Trust with AWL of less than 4 Years.............   2.00%


         The dealer concesson for secondary market purchases is 80% of the applicable sales charge. We apply these sales charge fees as a percent of the unit price at the time of purchase.

         Employees (and their immediate families) of the Sponsor may, pursuant to employee benefit arrangements, purchase Units of the Trust at a price equal to the public offering price less 80% of the applicable sales charge. Such purchases are not subject to a sales charge nor do they pay a dealer concession. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only be made through the Sponsor's secondary market, so long as it is being maintained.

         The Public Offering Price per Unit of a Trust Fund on the date of this Prospectus or on any subsequent date will vary from the amount stated under "Essential Information" in Part Two of this Prospectus in accordance with fluctuations in the prices of the underlying Bonds. A proportionate share of accrued and undistributed interest on the Bonds in a Trust at the date of delivery of the Units to the purchaser is also added to the Public Offering Price. The aggregate institutional bid side evaluations of the Bonds shall be determined (a) on the basis of current institutional bid prices of the Bonds,
(b) if institutional bid price is not available for any particular Bond, on the basis of current institutional bid prices for comparable bonds, (c) by determining the value of Bonds on the institutional bid side of the market by appraisal, or (d) by any combination of the above.

         The foregoing evaluations and computations shall be made as of the evaluation time stated under "Essential Information" in Part Two of this Prospectus, on each business day effective for all sales made during the preceding 24-hour period.

         The interest on the Bonds deposited in a Trust Fund, less the related estimated fees and expenses, is estimated to accrue in the annual amounts per Unit set forth under "Essential Information" in Part Two of this Prospectus. The amount of net interest income which accrues per Unit may change as Bonds mature or are redeemed, exchanged or sold, or as the expenses of a Trust Fund change or the number of outstanding Units of a Trust Fund changes.

         Although payment is normally made three business days following the order for purchase, payment may be made prior thereto. A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934. If a Unitholder desires to have certificates representing Units purchased, such certificates will be delivered as soon as possible following his written request therefor. For information with respect to redemption of Units purchased, but as to which certificates requested have not been received, see "Redemption" below.

         Accrued Interest. A proportionate share of accrued and undistributed interest on the Bonds in a Trust at the date of delivery of the Units to the purchaser is added to the Public Offering Price for the Investment Grade Corporate Series. Accrued interest is the accumulation of unpaid interest on a security from the last day on which interest thereon was paid. Interest on Securities generally is paid semi-annually although a Trust accrues such interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to sales settling subsequent to the First Settlement Date, the Public Offering Price of Units will have added to it the proportionate share of accrued interest to the date of settlement. Unitholders will receive on the next distribution date of a Trust the amount, if any, of accrued interest paid on their Units.

         In an effort to reduce the amount of accrued interest which would otherwise have to be paid in addition to the Public Offering Price in the sale of Units to the public, the Trustee will advance the amount of accrued interest as of the First Settlement Date and the same will be distributed to the Sponsor as the Unitholder of record as of the First Settlement Date. Consequently, the amount of accrued interest to be added to the Public Offering Price of Units will include only accrued interest from the First Settlement Date to the date of settlement, less any distributions from the Interest Account subsequent to the First Settlement Date.

         Because of the varying interest payment dates of the Securities, accrued interest at any point in time will be greater than the amount of interest actually received by the Trusts and distributed to Unitholders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unitholder sells or redeems all or a portion of his Units, he will be entitled to receive his proportionate share of the accrued interest from the purchaser of his Units. Since the Trustee has the use of the funds held in the Interest Account for distributions to Unitholders and since such Account is non-interest-bearing to Unitholders, the Trustee benefits thereby.

         If a Unitholder sells or redeems all or a portion of his Units or if the Bonds are sold or otherwise removed or if a Trust Fund is liquidated, he will receive at that time his proportionate share of the accrued interest computed to the settlement date in the case of sale or liquidation and to the date of tender in the case of redemption in a Trust Fund.

         Public Distribution of Units. The Sponsor has qualified the Units for sale in a number of states. Units will be sold through dealers who are members of the National Association of Securities Dealers, Inc. and through others. Certain commercial banks may be making Units of the Trust available to their customers on an agency basis. Furthermore, as a result of certain legislative changes effective November 1999, banks are no longer prohibited from certain affiliations with securities firms. This new legislation grants banks new authority to conduct certain authorized activity, such as sales of Units, through financial subsidiaries. Eighty percent of the applicable sales charge paid by their customers is retained by or remitted to the banks. The Sponsor may, from time to time, pay or allow an additional discount, in the form of cash or other compensation, to dealers employing registered representatives who sell, during a specified time period, a minimum dollar amount of Units of the Trusts and other unit investment trusts created by the Sponsor. The difference between the discount and the sales charge will be retained by the Sponsor.

         The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

         Profits of Sponsor. The Sponsor will receive gross sales charges equal to the percentage of the Public Offering Price of the Units of a Trust stated under "Public Offering Price" and will pay a fixed portion of such sales charges to dealers and agents. The Sponsor may also realize additional profit or loss as a result of the possible change in the daily evaluation of the Bonds in a Trust, since the value of its inventory may increase or decrease.

                                MARKET FOR UNITS

         While not obligated to do so, the Sponsor intends to, subject to change at any time, maintain a market for Units of the Trusts offered hereby and to continuously offer to purchase said Units at prices, determined by the Evaluator, based on the aggregate institutional bid prices of the underlying Bonds, plus accrued interest to the expected dates of settlement. Unitholders who wish to dispose of their Units should inquire of their broker as to current market prices in order to determine whether there is in existence any price in excess of the Redemption Price and, if so, the amount thereof. The offering price of any Units resold by the Sponsor will be in accord with that described in the currently effective prospectus describing such Units. Any profit or loss resulting from the resale of such Units will belong to the Sponsor. The Sponsor may suspend or discontinue purchases of Units if the supply of Units exceeds demand, or for other business reasons.

                                   REDEMPTION

         A Unitholder who does not dispose of Units as described above may cause Units to be redeemed by the Trustee by making a written request to the Trustee and, in the case of Units evidenced by a certificate, by tendering such certificate to the Trustee, properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the Trustee. Unitholders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be redeemed. If the amount of the redemption is $500 or less and the proceeds are payable to the Unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the Trustee. A certificate should only be sent by registered or certified mail for the protection of the Unitholder. Since tender of the certificate is required for redemption when one has been issued, Units represented by a certificate cannot be redeemed until the certificate representing such Units has been received by the purchasers.

         Redemption shall be made by the Trustee on the third business day following the day on which a tender for redemption is received (the "Redemption Date") by payment of cash equivalent to the Redemption Price for the Trust Fund, determined as set forth below under "Computation of Redemption Price," as of the evaluation time stated under "Essential Information" in Part Two of this Prospectus, next following such tender, multiplied by the number of Units being redeemed. Any Units redeemed shall be cancelled and any undivided fractional interest in a Trust Fund extinguished. The price received upon redemption might be more or less than the amount paid by the Unitholder depending on the value of the Bonds in a Trust Fund at the time of redemption.

         Under regulations issued by the IRS, the Trustee is required to withhold a certain percentage of the principal amount of a Unit redemption if the Trustee has not been furnished the redeeming Unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the IRS and may be recovered by the Unitholder only when filing a tax return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, any time a Unitholder elects to tender Units for redemption, such Unitholder should make sure that the Trustee has been provided a certified tax identification number in order to avoid this possible "backup withholding." In the event the Trustee has not been previously provided such number, one must be provided at the time redemption is requested.

         Any amounts paid on redemption representing interest shall be withdrawn from the Interest Account to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Bonds in order to make funds available for the redemption of Units. Such sale may be required when Bonds would not otherwise be sold and might result in lower prices than might otherwise be realized. To the extent Bonds are sold, the size and diversity of a Trust Fund will be reduced.

         The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Trustee of Bonds is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying Bonds in accordance with the Trust Agreement; or (3) for such other period as the Securities and Exchange Commission may by order permit. The Trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

         Computation of Redemption Price. The Redemption Price for Units is computed by the Trustee as of the evaluation time stated under "Essential Information" in Part Two of this Prospectus next occurring after the tendering of a Unit for redemption and on any other business day desired by it, by:

          A. adding: (1) the cash on hand in a Trust other than cash deposited in such Trust to purchase Bonds not applied to the purchase of such Bonds; (2) the aggregate value of each issue of the Bonds held in such Trust as determined by the Evaluator as set forth below; and (3) accrued and unpaid interest on the securities as of the date of computation;

          B. deducting therefrom (1) amounts representing any applicable taxes or governmental charges payable out of such Trust Fund and for which no deductions have been previously made for the purpose of additions to the Reserve Account described under "Expenses of the Trusts"; (2) an amount representing estimated accrued expenses of such Trust Fund, including but not limited to fees and expenses of the Trustee (including legal and auditing fees), the Sponsor and the Evaluator; (3) cash held for distribution to Unitholders of record as of the business day prior to the evaluation being made; and (4) other liabilities incurred by such Trust Fund; and

          C. finally dividing the results of such computation by the number of Units of such Trust Fund outstanding as of the date thereof.

         The Evaluator may determine the value of the Securities in the Trust
(1) on the basis of current institutional bid prices for the Securities, (2) if institutional bid prices are not available for any Securities, on the basis of current institutional bid prices for comparable bonds, (3) by appraisal, or (4) by any combination of the above.

                                   UNITHOLDERS

         Ownership of Units. Ownership of Units of a Trust will not be evidenced by certificates unless a Unitholder or the Unitholder's registered broker/dealer or the clearing agent for such broker/dealer makes a written request to the Trustee.

         All evidence of ownership of uncertificated Units will be recorded in book-entry form either at Depository Trust Company ("DTC") through an investor's broker's account or through registration of the Units on the books of the Trustee. Units held through DTC will be registered in the nominee name CEDE & CO. Individual purchases of beneficial ownership interest in the Trust will be made in book-entry form through DTC or the Trustee unless a certificate is properly requested. Ownership and transfer of book-entry Units will be evidenced and accomplished by book-entries made by DTC and its participants if the Units are evidenced at DTC, or otherwise will be evidenced and accomplished by book-entries made by the Trustee. DTC will record ownership and transfer of the Units among DTC participants and forward all notices and credit all payments received in respect of the Units held by the DTC participants.

         Beneficial owners of book-entry Units will receive written confirmation of their purchases and sale from the broker-dealer or bank from whom their purchase was made. Units are transferable by making a written request to the trustee and, in the case of Units evidenced by a certificate, by presenting and surrendering such certificate to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer which should be sent by registered or certified mail for the protection of the Unitholder. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the Trustee and on any certificate representing the Units to be transferred.

         Units may be purchased and certificates, if requested, will be issued in denominations of one Unit or any whole Unit multiple thereof subject to any minimum investment requirement established by the Sponsor from time to time. Any certificate issued will be numbered serially for identification, issued in fully registered form and will be transferable only on the books of the Trustee. The Trustee may require a Unitholder to pay a reasonable fee, to be determined in the sole discretion of the Trustee, for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. The Trustee at the present time does not intend to charge for the normal transfer or interchange of certificates. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the Trustee of satisfactory indemnity (generally amounting to 3% of the market value of the Units), affidavit of loss, evidence of ownership and payment of expenses incurred.

         Distributions to Unitholders. Interest received by a Trust, including any portion of the proceeds from a disposition of Bonds which represents accrued interest, is credited by the Trustee to the Interest Account for such Trust. All other receipts are credited by the Trustee to a separate Principal Account for such Trust. Assuming a Trust Fund retains its original size and composition, after deduction of the fees and expenses of the Trustee, Sponsor and Evaluator and reimbursements (without interest) to the Trustee for any amounts advanced to such Trust Fund, the Trustee will normally distribute on each Interest Distribution Date (the fifteenth of the month) or shortly thereafter to Unitholders of record of such Trust Fund on the preceding Record Date (the first day of each month), an amount substantially equal to one-twelfth of such Unitholders' pro rata share of the estimated net annual interest income to the Interest Account.

         Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. Since interest on the Bonds is payable at varying intervals, usually in semi-annual installments, and distributions of income are made to Unitholders at different intervals from receipt of interest, the interest accruing to a Trust Fund may not be equal to the amount of money received and available for distribution from the Interest Account. Therefore, on each Distribution Date the amount of interest actually deposited in the Interest Account and available for distribution may be slightly more or less than the interest distribution made. In order to eliminate fluctuations in interest distributions resulting from such variances, the Trustee is authorized by the Trust Agreement to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available in the Interest Account.

         The Trustee will distribute on each Distribution Date or shortly thereafter, to each Unitholder of record of each Trust Fund on the preceding Record Date, an amount substantially equal to such Unitholder's pro rata share of the cash balance, if any, in the Principal Account computed as of the close of business on the preceding Record Date. However, no distribution will be required if the balance in the Principal Account is less than $1.00 per 100 Units.

         Statements to Unitholders. With each distribution, the Trustee will furnish or cause to be furnished to each Unitholder a statement of the amount of interest and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit.

         The accounts are required to be audited annually, at the related Trust Fund's expense, by an independent registered public accounting firm designated by the Sponsor, unless the Trustee determines that such an audit would not be in the best interest of the Unitholders. For all trusts deposited after June 30, 2003, the accounts of a trust will not be audited annually, unless the sponsor determines that such an audit would be in the best interest of the unitholders of the trust. If an audit is conducted, it will be done at the related trust's expense, by an independent registered public accounting firm designated by the sponsor. The accountants' report will be furnished by the Trustee to any Unitholder upon written request. Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each person who at any time during the calendar year was a Unitholder a statement for such Unitholder's Trust, covering the calendar year, setting forth:

                    A. As to the Interest Account: (1) The amount of interest received on the Bonds, including amounts received as a portion of the proceeds of any disposition of the Bonds; (2) the amount paid from the Interest Account representing accrued interest of any Units redeemed;
         (3) the deductions from the Interest Account for applicable taxes, if any, fees and expenses (including auditing fees) of the Trustee, the Sponsor and the Evaluator; (4) any amounts credited by the Trustee to the Reserve Account described under "Expenses of the Trusts"; and (5) the net amount remaining after such payments and deductions, expressed both as a total dollar amount and a dollar amount per Unit outstanding on the last business day of such calendar year; and

                    B. As to the Principal Account: (1) The dates of the maturity, liquidation or redemption of any of the Bonds and the net proceeds received therefrom excluding any portion credited to the Interest Account; (2) the amount paid from the Principal Account representing the principal of any Units redeemed; (3) the deductions from the Principal Account for payment of applicable taxes, if any, fees and expenses (including auditing fees) of the Trustee, the Sponsor and the Evaluator; (4) any amounts credited by the Trustee to the Reserve Account described under "Expenses of the Trusts"; and (5) the net amount remaining after distributions of principal and deductions, expressed both as a dollar amount and as a dollar amount per Unit outstanding on the last business day of the calendar year; and

                    C. The following information: (1) A list of the Bonds as of the last business day of such calendar year; (2) the number of Units outstanding on the last business day of such calendar year; (3) the Redemption Price based on the last evaluation made during such calendar year; and (4) the amount actually distributed during such calendar year from the Interest and Principal Accounts separately stated, expressed both as total dollar amounts and as dollar amounts per Unit outstanding on the Record Dates for each such distribution.

         Rights of Unitholders. A Unitholder may at any time tender Units to the Trustee for redemption. The death or incapacity of any Unitholder will not operate to terminate a Trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of a Trust.

         No Unitholder shall have the right to control the operation and management of a Trust in any manner, except to vote with respect to the amendment of the Trust Agreement or termination of the related Trust.

                             INVESTMENT SUPERVISION

         The Sponsor may not alter the portfolio of a Trust by the purchase, sale or substitution of Bonds, except in the special circumstances noted below. Thus, with the exception of the redemption or maturity of Bonds in accordance with their terms, the assets of a Trust Fund will remain unchanged under normal circumstances.

         The Sponsor may direct the Trustee to dispose of Bonds the value of which has been affected by certain adverse events including institution of certain legal proceedings or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Bonds in a Trust Fund would be detrimental to the interest of the Unitholders. The proceeds from any such sales, exclusive of any portion which represents accrued interest, will be credited to the Principal Account of a Trust Fund for distribution to the Unitholders.

         The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of Bonds to issue new obligations in exchange or substitution for any of such Bonds pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if (1) the issuer is in default with respect to such Bonds or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such Bonds in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Bonds, the Trustee is required to give notice thereof to each Unitholder, identifying the Bonds eliminated and the Bonds substituted therefor.

         The Trustee may sell Bonds, designated by the Sponsor, from a Trust Fund for the purpose of redeeming Units of such Trust Fund tendered for redemption and the payment of expenses.

                                     SPONSOR

     The Sponsor. Claymore Securities, Inc. specializes in the creation, development and distribution of investment solutions for advisors and their valued clients. Claymore Securities, Inc. is an investment banking firm created as Ranson & Associates, Inc. in 1995 and is the successor sponsor to unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the sponsor and successor sponsor of Series of Ranson Unit Investment Trusts and The Kansas Tax-Exempt Trust and Multi-State Series of The Ranson Municipal Trust. On October 29, 2001, Ranson & Associates, Inc. was acquired by Claymore Group LLC. The sale to Claymore Group LLC was financed by a loan from The Bank of New York, the Trustee. In November 2001, the Sponsor changed its name from Ranson & Associates, Inc. to Claymore Securities, Inc. Claymore Securities, Inc. has been active in public and corporate finance and has sold bonds, mutual funds and unit investment trusts in the primary and secondary markets. At present, Claymore Securities, Inc., which is a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the sponsor to each of the above-named unit investment trusts. The Sponsor's offices are located at 2455 Corporate West Drive, Lisle, Illinois 60532 and at 101 West Elm Street, Conshohocken, Pennsylvania 19428.

         If at any time the Sponsor shall fail to perform any of its duties under the Trust Agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the Trustee may (a) appoint a successor sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the SEC, or (b) terminate the Trust Agreement and liquidate any trust as provided therein, or (c) continue to act as Trustee without terminating the Trust Agreement.

         The foregoing information with regard to the Sponsor relates to the Sponsor only and not to the Trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations with respect to the Trust. More comprehensive financial information can be obtained upon request from the Sponsor.

         Limitations on Liability. The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to the Unitholders for taking any action or refraining from any action in good faith or for errors in judgment; nor will they be responsible in any way for depreciation or loss incurred by reason of the sale of any Bonds, except in cases of their willful misconduct, bad faith, gross negligence or reckless disregard for their obligations and duties.

         Responsibility. The Trustee shall sell, for the purpose of redeeming Units tendered by any Unitholder and for the payment of expenses for which funds are not available, such of the Bonds in a list furnished by the Sponsor as the Trustee in its sole discretion may deem necessary.

         It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an issuer of any of the Securities to issue new obligations in exchange and substitution for any Securities pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the issuer is in default with respect to such Securities or in the judgment of the Sponsor the issuer will probably default in respect to such Securities in the foreseeable future.

         Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying Securities, the Trustee is required to give notice thereof to each Unitholder, identifying the obligations eliminated and the Securities substituted therefor. Except as stated in the Trust Agreement or in this and the preceding paragraph and in the discussion under "Risk Factors--Failure of a Contract to Purchase Bonds and Substitution of Bonds" regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.

         The Sponsor may direct the Trustee to dispose of Bonds in certain limited circumstances, including upon default in the payment of principal or interest, institution of certain legal proceedings or the existence of certain other impediments to the payment of Bonds, default under other documents which may adversely affect debt service, default in the payment of principal or interest on other obligations of the same issuer, decline in projected income pledged for debt service on revenue Bonds, or decline in price or the occurrence of other market factors, including advance refunding, so that in the opinion of the Sponsor the retention of such Bonds in the Trust would be detrimental to the interest of the Unitholders. The proceeds from any such sales will be credited to the Principal Account for distribution to the Unitholders.

         Resignation. If the Sponsor resigns or becomes unable to perform its duties under the Trust Agreement, and no express provision is made for action by the Trustee in such event, the Trustee may appoint a successor sponsor, terminate the Trust Agreement and liquidate the Trusts or continue to act as Trustee.

                                     TRUSTEE

         The Trustee. The Trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its Unit Investment Trust Division offices at 101 Barclay Street, 20th Fl., New York, New York 10286, telephone 1-800-701-8178. The Bank of New York is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

         The Trustee, whose duties are ministerial in nature, has not selected the portfolio of the Trust. However, the Bonds included in the portfolio on the Initial Date of Deposit may be purchased by the Sponsor from BNY Capital Markets, Inc. ("BNY"), which is a wholly-owned subsidiary of Bank of New York Company, Inc. ("BONY Company"). The Trustee is also a wholly-owned subsidiary of BONY Company. Subsequent to the Initial Date of Deposit, the Trustee may purchase Bonds from BNY in order to create additional Units.

         In accordance with the Trust Agreement, the Trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of Units held by, every Unitholder of the Trust. Such books and records shall be open to inspection by any Unitholder at all reasonable times during usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee shall keep a certified copy or duplicate original of the Trust Agreement on file in its or available for inspection at all reasonable times during usual business hours by any Unitholder, together with a current list of the securities held in each Trust. Pursuant to the Trust Agreement, the Trustee may employ one or more agents for the purpose of custody and safeguarding of securities comprising the Trust.

         Limitations on Liability. The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any monies, Securities or certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except, generally, in cases of its willful misconduct, lack of good faith or gross negligence. In addition, the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. See "Trust Portfolio."

         Responsibility. For information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Unitholders," "Sponsor-Responsibility" and "Sponsor-Resignation."

         Resignation. Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of a Trust created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor.

         The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may at any time remove the Trustee, with or without cause, and appoint a successor trustee as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The Trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                                    EVALUATOR

     The Evaluator. Claymore Securities, Inc. will serve as the evaluator of the Bonds in the Trust (the "Evaluator"), and as such will determine the value of the Bonds held in a Trust generally based upon the prices provided by a pricing service.

         Limitations on Liability. The Trustee and the Sponsor may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor or Unitholders for errors in judgment. However, this provision shall not protect the Evaluator in cases of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         Responsibility. The Trust Agreement requires the Evaluator to evaluate the Securities on the basis of their institutional bid prices on each business day after the initial offering period, when any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their offering prices, see "Public Offering--Offering Price."

         Resignation. The Evaluator may resign or may be removed by the Sponsor and the Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

                            AMENDMENT AND TERMINATION

         The Trust Agreement may be amended by the Trustee and the Sponsor without the consent of any of the Unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such provisions as shall not adversely affect the interests of the Unitholders (as determined in good faith by the Sponsor and the Trustee). The Trust Agreement may also be amended in any respect by the Sponsor and the Trustee, or any of the provisions thereof may be waived, with the consent of the holders of Units representing 66-1/3% of the Units then outstanding of a Trust Fund, provided that no such amendment or waiver will reduce the interest of any Unitholder thereof without the consent of such Unitholder or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of all Unitholders of the related Trust. Except in accordance with the provisions of the Trust Agreement, in no event shall the Trust Agreement be amended to increase the number of Units of the Trust issuable thereunder or to permit the acquisition of any Bonds in addition to or in substitution for those initially deposited in a Trust Fund (other than as provided in the Trust Agreement). The Trustee shall promptly notify Unitholders of the substance of any such amendment.

         The Trust Agreement provides that a Trust Fund shall terminate upon the maturity, redemption or other disposition of the last of the Bonds held in such Trust Fund, but in no event later than the Mandatory Termination Date set forth under "Essential Information" in Part Two of this Prospectus. If the value of a Trust Fund shall be less than the applicable minimum value stated under "Essential Information" in Part Two of this Prospectus (40% of the aggregate principal amount of Bonds deposited in such Trust), the Trustee may, in its discretion, and shall, when so directed by the Sponsor, terminate such Trust Fund. A Trust Fund may be terminated at any time by the holders of Units representing 66-2/3% of the Units thereof then outstanding. In the event of termination of a Trust Fund, written notice thereof will be sent by the Trustee to all Unitholders of such Trust Fund. Within a reasonable period after termination, the Trustee will sell any Bonds remaining in such Trust Fund and, after paying all expenses and charges incurred by such Trust Fund, will distribute to Unitholders thereof (upon surrender for cancellation of certificates for Units, if issued) their pro rata share of the balances remaining in the Interest and Principal Accounts of such Trust Fund.

                             EXPENSES OF THE TRUSTS

         The Trustee's, Sponsor's supervisory, bookkeeping and administrative and Sponsor's evaluation fees are set forth under "Essential Information" in Part Two of this Prospectus. The Trustee's fee and the Sponsor's evaluation fee, which is earned for portfolio evaluation services, are based on the principal amount of Bonds on a monthly basis. The Sponsor's supervisory fee, which is earned for portfolio supervisory services, and the bookkeeping and administrative fees are based on the largest number of Units in the Trust at any time during such period. The Sponsor's supervisory fee, bookkeeping and administrative and Sponsor's evaluation fee, which are not to exceed the maximum amount set forth under "Essential Information" for the Trust, may exceed the actual costs of providing portfolio supervisory, bookkeeping and administrative or evaluation services for the Trust, but at no time will the total amount the Sponsor receives for portfolio supervisory services, bookkeeping and administrative or evaluation services rendered to the Trust and to any other unit investment trusts sponsored by the Sponsor in any calendar year exceed the aggregate cost to them of supplying such services in such year.

            The Trustee will receive for its ordinary recurring services to the Trust an annual fee in the amount set forth under "Essential Information" for the Trust; provided, however, that such fees may be adjusted as set forth under "Essential Information." There is no minimum fee and, except as hereinafter set forth, no maximum fee.

         The Trustee's fee, bookkeeping and administrative fees and the Sponsor's fees are payable monthly, each from the Interest Account to the extent funds are available and then from the Principal Account. These fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent of Shelter"; except no such increase in the Trustee's fee will be so made for the sole purpose of making up any downward adjustment therein. If the balances in the Principal and Interest Accounts are insufficient to provide for amounts payable by the Trust, or amounts payable to the Trustee which are secured by its prior lien on the Trust, the Trustee is permitted to sell Bonds to pay such amounts.

         The following additional charges are or may be incurred by the Trust: all expenses (including audit and counsel fees) of the Trustee incurred in connection with its activities under the Trust Agreement, including annual audit expenses by independent public accountants selected by the Sponsor, the expenses and costs of any action undertaken by the Trustee to protect the Trust and the rights and interests of the Unitholders; fees of the Trustee for any extraordinary services performed under the Trust Agreement; indemnification of the Trustee for any loss or liability accruing to it without willful misconduct, bad faith, or gross negligence on its part, arising out of or in connection with its acceptance or administration of the Trust; and all taxes and other governmental charges imposed upon the Securities or any part of the Trust (no such taxes or charges are being levied or made or, to the knowledge of the Sponsor, contemplated). To the extent lawful, the Trust shall bear the expenses associated with updating the Trust's registration statement and maintaining registration or qualification of the Units and/or a Trust under federal or state securities laws subsequent to initial registration. Such expenses shall include legal fees, accounting fees, typesetting fees, electronic filing expenses and regulatory filing fees. The expenses associated with updating registration statements have been historically paid by a unit investment trust's sponsor. All direct distribution expenses of the trusts (including the costs of maintaining the secondary market for the trusts), such as printing and distributing prospectuses, and preparing, printing and distributing any advertisements or sales literature will be paid at no cost to the Trust. Any payments received by the Sponsor reimbursing it for payments made to update the Trust's registration statement will not exceed the costs incurred by the Sponsor. The above expenses, including the Trustee's fee, when paid by or owing to the Trustee, are secured by a lien on the Trust. In addition, the Trustee is empowered to sell Securities in order to make funds available to pay all expenses.

                                 LEGAL OPINIONS

         The legality of the Units offered hereby and certain matters relating to Federal tax law have been passed upon by Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The statement of net assets, including the schedule of investments, appearing in Part Two of this Prospectus, with information pertaining to the specific Trust to which such statement relates, has been audited by Grant Thornton LLP, an independent registered public accounting firm, as set forth in their report appearing in Part Two of this Prospectus, and is included herein in reliance upon the authority of said firm as experts in accounting and auditing.

                                 CODE OF ETHICS

         The Sponsor and the Trusts have adopted a code of ethics requiring the Sponsor's employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Trusts.

                           DESCRIPTION OF BOND RATINGS

         Standard & Poor's Ratings. A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings are based, in varying degrees, on the following considerations:

           * Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

           *    Nature of and provisions of the obligation;

           * Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA -- An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA -- An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A -- An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB -- An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         Plus (+) or minus (-) -- The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         r -- This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

         N.R. -- This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         * Moody's Investors Service Ratings. A summary of the meaning of the applicable rating symbols as published by Moody's follows:

         Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         Moody's applies numerical modifiers 1, 2 and 3 in each rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking ranks in the lower end of its generic rating category.

         ** Fitch Ratings. A brief description of the applicable Fitch Ratings' symbols and their meanings is as follows:

         AAA -- Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA -- Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A -- High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB -- Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category or to categories below `CCC'.



CONTENTS                                         Page
                                                 ----
SUMMARY.............................................2
     Public Offering Price..........................2
     Interest and Principal Distributions...........2
     Estimated Long-Term Return and Estimated
        Current Return..............................2
     Market for Units...............................2
     Risk Factors...................................2
THE TRUST FUNDS.....................................3
FEDERAL TAX MATTERS.................................4
TAX REPORTING AND REALLOCATION......................7
TRUST PORTFOLIOS....................................8
     Portfolio Selection............................8
     Risk Factors...................................8
     General........................................8
     Zero Coupon U.S. Treasury Obligations.........11
     Foreign Issuers...............................11
     Liquidity.....................................11
     Exchange Controls.............................12
     Jurisdiction Over, and U.S. Judgments
         Concerning, Foreign Obligors..............12
     General Trust Information.....................12
RETIREMENT PLANS...................................13
INTEREST, ESTIMATED LONG-TERM RETURN AND
    ESTIMATED CURRENT RETURN.......................14
PUBLIC OFFERING OF UNITS...........................14
     Public Offering Price.........................14
     Accrued Interest..............................16
     Public Distribution of Units..................17
     Profits of Sponsor............................18
MARKET FOR UNITS...................................18
REDEMPTION.........................................18
     Computation of Redemption Price...............20
UNITHOLDERS........................................20
     Ownership of Units............................20
     Distributions to Unitholders..................21
     Statements to Unitholders.....................22
     Rights of Unitholders.........................23
INVESTMENT SUPERVISION.............................23
SPONSOR............................................24
     The Sponsor...................................24
     Limitations on Liability......................24
     Responsibility................................25
     Resignation...................................25
TRUSTEE............................................25
     The Trustee...................................25
     Limitations on Liability......................26
     Responsibility................................26
     Resignation...................................26
EVALUATOR..........................................27
     The Evaluator.................................27
     Limitations on Liability......................27
     Responsibility................................27
     Resignation...................................27
AMENDMENT AND TERMINATION..........................27
EXPENSES OF THE TRUSTS.............................28
LEGAL OPINIONS.....................................29
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM......30
CODE OF ETHICS.....................................30
DESCRIPTION OF BOND RATINGS........................30
     Standard & Poor's Ratings.....................30
     Moody's Investors Service Ratings.............31
     Fitch Ratings.................................32


--------------------------------------------------------------------------------

Where to Learn More

You can contact us for free information about this and other investments.

Visit us on the Internet http://www.claymoresecurities.com By e-mail invest@claymoresecurities.com Call Claymore (800) 345-7999 Pricing Line (888) 248-4954 Call The Bank of New York (800) 701-8178 (investors) (800) 647-3383
(brokers)

Additional Information

This prospectus does not contain all information filed with the Securities and Exchange Commission. To obtain or copy this information (a duplication fee may be required):

   E-mail:publicinfo@sec.gov

   Write:Public Reference Section, Washington, D.C. 20549-0102

   Visit:http://www.sec.gov (EDGAR Database)
   Call: 1-202-942-8090 (only for information on the operation of the Public Reference Section)



--------------------------------------------------------------------------------

No person is authorized to give any information or to make any representations not contained in this Prospectus and any information or representation not contained herein must not be relied upon as having been authorized by the Trusts, the Trustee, or the Sponsor. The Trusts are registered as unit investment trusts under the Investment Company Act of 1940. Such registration does not imply that the Trusts or the Units have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.

--------------------------------------------------------------------------------

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

                          ----------------------------



                                    CORPORATE
                                     INCOME

                          ----------------------------



                                   PROSPECTUS
                                    PART ONE

                           --------------------------

CORPORATE INCOME SERIES

DEFINED HIGH YIELD CORPORATE INCOME SERIES

INVESTMENT GRADE
     CORPORATE INCOME SERIES

INVESTMENT GRADE CORPORATE SERIES

          Dated as of the date set forth in Part Two of this Prospectus

                            CLAYMORE SECURITIES, INC.

------------------
* Reference is made to the Trust Agreement for each Trust, and any statements contained herein are qualified in their entirety by the provisions of the appropriate Trust Agreement.




               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 126

             INVESTMENT GRADE CORPORATE DEFINED PORTFOLIO, SERIES 3

                                    PART TWO

                            DATED SEPTEMBER 23, 2005

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOTE: Part Two of this Prospectus May Not Be Distributed Unless Accompanied by Part One.

               Claymore Securities Defined Portfolios, Series 126
             Investment Grade Corporate Defined Portfolio, Series 3
                              Essential Information
                               As of May 31, 2005
                Sponsor and Evaluator: Claymore Securities, Inc.
                        Trustee: The Bank of New York Co.

General Information

Principal Amount of Securities                                                                         $18,920,000
Number of Units                                                                                             19,955
Fractional Undivided Interest in the Trust per Unit                                                       1/19,955
Principal Amount of Securities per Unit                                                                   $948.133
Calculation of Public Offering Price:
  Aggregate Institutional Bid Price of Securities in the Trust                                         $19,886,646
  Aggregate Institutional Bid Price of Securities per Unit                                                $996.575
  Principal Cash per Unit (1)                                                                             $(11.251)
  Total Price excluding Accrued Interest per Unit                                                         $985.324
  Accrued Interest per Unit through settlement date of June 3, 2005                                        $.36255
  Sales Charge of 5.50% of Public Offering Price (5.820% of net amount invested) per Unit                  $57.346
  Public Offering Price per Unit (exclusive of accrued interest)                                        $1,042.670
Redemption Price per Unit (inclusive of accrued interest)                                                 $985.687
Calculation of Estimated Net Annual Interest Income per Unit:
  Estimated Annual Interest Income                                                                        $66.6224
  Less:  Estimated Annual Expense                                                                          $1.8220
  Estimated Net Annual Interest Income                                                                    $64.8004
Daily Rate at which Estimated Annual Interest Income Accrues per Unit                                       $.1800
Estimated Current Return Based on Public Offering Price (2)                                                  6.22%
Estimated Long-Term Return (2)                                                                               6.02%

1. This amount, if any, represents principal cash or overdraft which is an asset or liability of the Trust and is included in the Public Offering Price.

2. The Estimated Current Return and Estimated Long-Term Return will vary with changes in the Public Offering Price and there is no assurance that such returns on the date hereof will be applicable on a subsequent date of purchase. These estimated returns are increased for transactions entitled to a reduced sales charge (see "Public Offering of Units - Public Offering Price" - Part One).


               Claymore Securities Defined Portfolios, Series 126

             Investment Grade Corporate Defined Portfolio, Series 3
                        Essential Information (continued)
                               As of May 31, 2005
                Sponsor and Evaluator: Claymore Securities, Inc.
                        Trustee: The Bank of New York Co.

Record and Distribution Date                                Record Date is the first of each month and distributions
                                                            to Unitholders on such record dates will be made on the
                                                            15th day of the month.

Distribution Dates                                          No distribution (other than capital gains distributions) need be made from the Principal Account if the balance therein, excluding capital gains, is less than $1.00 per 100 Units.

Trustee's Annual Fee (including estimated expenses)         $1.23 per 100 Units (includes $1.21 of Trustee's annual fee per $1,000 principal amount of underlying Securities and
                                                            $.25 of out-of-pocket expenses per 100 Units).

Annual Evaluation Fee                                       $.21 per 100 Units.

Annual Supervisory Fee                                      $.21 per 100 Units.

Date of Trust Agreement and Initial Deposit                 June 13, 2002

Mandatory Termination Date                                  June 1, 2034

Weighted Average Stated Maturity of Bonds                   25.84 years

Discretionary Liquidation Amount                            The Trust may be terminated if the value thereof is less
                                                            than $407,305 (40% of the par value of the Securities
                                                            deposited in the Trust).

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Unitholders

Claymore Securities Defined Portfolios, Series 126
Investment Grade Corporate Defined Portfolio, Series 3

We have audited the accompanying statement of assets and liabilities of Claymore Securities Defined Portfolios, Series 126, Investment Grade Corporate Defined Portfolio, Series 3, including the schedule of investments, as of May 31, 2005, and the related statements of operations and changes in net assets for each of the two years in the period then ended and for the period from June 13, 2002 (Date of Deposit) to May 31, 2003. These financial statements are the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of May 31, 2005, by correspondence with the custodial bank. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Claymore Securities Defined Portfolios, Series 126, Investment Grade Corporate Defined Portfolio, Series 3 at May 31, 2005, and the results of its operations and changes in its net assets for the periods indicated above in conformity with accounting principles generally accepted in the United States of America.

                                                          /s/ Grant Thornton LLP



Chicago, Illinois

August 31, 2005




               Claymore Securities Defined Portfolios, Series 126

             Investment Grade Corporate Defined Portfolio, Series 3

                       Statement of Assets and Liabilities

                                  May 31, 2005


Assets

Securities, at value (cost $17,074,885)                             $19,886,646
Interest receivable                                                     324,662
                                                                    -----------
Total assets                                                         20,211,308


Liabilities and net assets
Cash overdraft                                                          382,872
Redemptions payable                                                      42,095
Accrued liabilities                                                       3,823
                                                                    -----------
                                                                        428,790

Net assets, applicable to 19,955 Units outstanding:

  Cost of Trust assets, exclusive of interest         $17,074,885
  Unrealized appreciation                               2,811,761
  Distributable funds                                    (104,128)
                                                      -----------   -----------
Net assets                                                          $19,782,518
                                                                    ===========

See accompanying notes to financial statements.




               Claymore Securities Defined Portfolios, Series 126

             Investment Grade Corporate Defined Portfolio, Series 3

                            Statements of Operations

                                                                                                                   Period from
                                                                                                                 June 13, 2002
                                                                          Year ended         Year ended       (Date of Deposit) to
                                                                             May 31,            May 31,                May 31,
                                                                                2005               2004                   2003
                                                                         -----------        -----------            -----------
Investment income - interest                                              $1,479,718         $1,943,594             $1,674,226
Expenses:
  Trustee's fees and related expenses                                         29,124             39,230                 25,188
  Evaluation and supervisory fees                                              8,071             10,554                  7,938
                                                                         -----------        -----------            -----------
Total expenses                                                                37,195             49,784                 33,126
                                                                         -----------        -----------            -----------
Net investment income                                                      1,442,523          1,893,810              1,641,100

Realized and unrealized gain (loss) on investments:

  Realized gain (loss) on investments                                        442,917            442,481                 56,912
  Unrealized appreciation (depreciation) on investments
   during the period                                                         693,997         (1,846,996)             3,964,760
                                                                         -----------        -----------            -----------
Net gain (loss) on investments                                             1,136,914         (1,404,515)             4,021,672
                                                                         -----------        -----------            -----------
Net increase (decrease) in net assets resulting from operations           $2,579,437           $489,295             $5,662,772
                                                                         ===========        ===========            ===========

See accompanying notes to financial statements.



               Claymore Securities Defined Portfolios, Series 126

             Investment Grade Corporate Defined Portfolio, Series 3

                       Statements of Changes in Net Assets

                                                                                                               Period from
                                                                                                             June 13, 2002
                                                                       Year ended       Year ended        (Date of Deposit) to
                                                                          May 31,          May 31,                 May 31,
                                                                             2005             2004                    2003
                                                                      -----------      -----------             -----------
Operations:
  Net investment income                                                $1,442,523       $1,893,810              $1,641,100
  Realized gain (loss) on investments                                     442,917          442,481                  56,912
  Unrealized appreciation (depreciation) on investments
   during the period                                                      693,997       (1,846,996)              3,964,760
                                                                      -----------      -----------             -----------
Net increase (decrease) in net assets resulting from operations         2,579,437          489,295               5,662,772

Distributions to Unitholders:
  Net investment income                                                (1,389,938)      (1,847,396)             (1,376,140)
  Principal from investment transactions                                       --       (1,306,216)                     --
                                                                      -----------      -----------             -----------
Total distributions to Unitholders                                     (1,389,938)      (3,153,612)             (1,376,140)

Capital transactions:
  Issuance of 28,600 Units                                                     --               --              24,538,883
  Redemption of 685 Units                                                      --               --                (705,152)
  Redemption of 5,511 Units                                                    --       (5,501,533)                     --
  Redemption of 2,449 Units                                            (2,379,757)              --                      --
                                                                      -----------      -----------             -----------
Total increase (decrease) in net assets                                (1,190,258)      (8,165,850)             28,120,363

Net assets:
  At the beginning of the period                                       20,972,776       29,138,626               1,018,263
                                                                      -----------      -----------             -----------
  At the end of the period (including distributable funds applicable to Trusts Units of $(104,128), $(382,196) and $(236,594) at
   May 31, 2005, 2004 and 2003, respectively)                         $19,782,518      $20,972,776             $29,138,626
                                                                      ===========      ===========             ===========
Trust Units outstanding at the end of the year                             19,955           22,404                  27,915
                                                                      ===========      ===========             ===========
Net asset value per Unit at the end of the year                           $991.36          $936.12               $1,043.83
                                                                      ===========      ===========             ===========

See accompanying notes to financial statements.

               Claymore Securities Defined Portfolios, Series 126

             Investment Grade Corporate Defined Portfolio, Series 3

                             Schedule of Investments

                                  May 31, 2005

                                                                   Optional
                                     Coupon            Maturity    Redemption                      Principal
Name of Issuer (4)                   Rate                  Date    Features (2)    Rating (1)         Amount         Value (3)
------------------------------------ ------          ----------    ----------      ------         -----------      -----------
AT&T Corporation                     6.500%           3/15/2029         (4)         BB+           $ 1,050,000      $ 1,087,464

International Paper Company          7.150           12/15/2027         ------      BBB             2,600,000        3,045,562

Ford Motor Company                   7.125           11/15/2025         ------      BBB+            2,600,000        2,088,476

Hertz Corporation                    7.000            1/15/2028         ------      BBB+            2,600,000        2,432,404

Household Finance Corporation        7.625            5/17/2032         ------      A/A1*             720,000          922,781

Motorola Inc.                        6.500           11/15/2028         (4)         BBB/Baa3*       2,600,000        2,828,072

News America Holdings                8.250           10/17/2096         ------      BBB-            1,070,000        1,369,686

Sears Roebuck Acceptance             7.000            6/01/2032         ------      A-/Baa1*        2,370,000        2,270,531

Time Warner Inc.                     6.625            5/15/2029         (4)         BBB+            2,360,000        2,629,984

Verizon Global Funding Corporation   7.750           12/01/2030         (4)         NR                950,000        1,211,686
                                                                                                 ------------     ------------
                                                                                                  $18,920,000      $19,886,646
                                                                                                 ============     ============

See accompanying notes to Schedule of Investments.



               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 126

             INVESTMENT GRADE CORPORATE DEFINED PORTFOLIO, SERIES 3

                        NOTES TO SCHEDULE OF INVESTMENTS

     1. All ratings are by Fitch Ratings, unless marked with the symbol "*", in which case the ratings are by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. (Standard & Poor's) and Moody's Investors Service, Inc. The symbol "NR" indicates Bonds for which no rating is available.

     2. This heading shows the year in which each issue of bonds is initially redeemable and the redemption price for that year unless otherwise indicated. Each issue generally continues to be redeemable at declining prices thereafter, but not below par. "S.F." indicates a sinking fund has been or will be established with respect to an issue of bonds. In addition, certain bonds in the Trust may be redeemed in whole or in part other than by operation of the stated optional call or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instrument setting forth the terms and provisions of such bonds. A sinking fund is a reserve fund accumulated over a period of time for the retirement of debt. A sinking fund may be estimated based upon various factors or may be mandatory.

     3. See Note 1 to the accompanying financial statements for a description of the method of determining cost and value.

     4. Certain bonds have a make whole call option and are redeemable in whole at any time or in part from time to time, at the option of the issuer, at a redemption price equal to the greater of (i) 100% of their principal amount and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a set premium to the then current applicable Treasury Rate, plus, in either case, accrued and unpaid interest on the principal amount being redeemed to the date of redemption. The bonds bearing this option within the trust and their respective premiums are as follows: AT&T 0.20%, Time Warner 0.20%, Verizon 0.35% and Motorola 0.15%.

See accompanying notes to financial statements.



               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 126

             INVESTMENT GRADE CORPORATE DEFINED PORTFOLIO, SERIES 3

                          NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

TRUST SPONSOR AND EVALUATOR

On October 29, 2001, Ranson & Associates, Inc., the Trust's sponsor and evaluator, was acquired by Claymore Group LLC, and has changed its name to Claymore Securities, Inc.

VALUATION OF SECURITIES

Securities are stated at institutional bid prices as determined by Claymore Securities, Inc. The aggregate institutional bid prices of the Securities are determined by the Evaluator based on (a) current institutional bid prices of the Securities, (b) current institutional bid prices for comparable securities, (c) appraisal or (d) any combination of the above.

COST OF SECURITIES

Cost of the Trust's Securities is based on the offering prices of the Securities on the dates of deposit of such Securities acquired during the primary sales period, net of amortization of premiums and accretion of discounts for debt securities. Realized gain (loss) from Security transactions is reported on an identified cost basis.

INVESTMENT INCOME

Interest income consists of amortization of original issue discount on the zero coupon obligations, amortization of premiums, accretion of discounts and interest accrued as earned on the fixed rate obligations (See Note 2 - Change in Accounting Principle).

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Trust's sponsor to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2.  CHANGE IN ACCOUNTING PRINCIPLE

As required, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and is amortizing premiums or accreting discounts on debt securities.

3.  UNREALIZED APPRECIATION AND DEPRECIATION

Following is an analysis of net unrealized appreciation at May 31, 2005:

   Gross unrealized appreciation        $3,063,802
   Gross unrealized depreciation          (252,041)
                                        ----------
   Net unrealized appreciation          $2,811,761
                                        ==========



               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 126

             INVESTMENT GRADE CORPORATE DEFINED PORTFOLIO, SERIES 3

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4.  FEDERAL INCOME TAXES

The Trust is not an association taxable as a corporation for federal income tax purposes. Each Unitholder is considered to be the owner of a pro rata portion of the Trust under Subpart E, Subchapter J of Chapter 1 of the Internal Revenue Code of 1986, as amended. Accordingly, no provision has been made for federal income taxes.

5. OTHER INFORMATION

COST TO INVESTORS

The cost to original investors of Units of the Trust was based on the aggregate offering price of the Securities on the date of an investor's purchase, plus or minus a pro rata share of cash or overdraft in the Principal Account, and daily accrued interest, plus a sales charge of 4.90% of the Public Offering Price (equivalent to 5.152% of the net amount invested). The Public Offering Price for secondary market transactions is based on the aggregate bid prices of the Securities plus or minus a pro rata share of cash or overdraft in the Principal Account, and daily accrued interest on the date of an investor's purchase, plus a sales charge of 5.50% of the Public Offering Price (equivalent to 5.820% of the net amount invested).

DISTRIBUTIONS

Distributions of net investment income to Unitholders are declared and paid monthly. Income distributions per Unit on a record date basis are $65.27, $70.02 and $60.41 for the periods ended May 31, 2005, 2004 and 2003, respectively.

In addition, distribution of principal related to the sale or call of securities is $52.17 per Unit for the year ended May 31, 2004.



               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 126

             INVESTMENT GRADE CORPORATE DEFINED PORTFOLIO, SERIES 3

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.   FINANCIAL HIGHLIGHTS

                                                   YEAR ENDED
                                                 MAY 31, 2005

PER UNIT OPERATING PERFORMANCE:
    Net asset value, beginning of period          $      936.12
                                                ---------------

    Income from investment operations:

    Net investment income                                 68.42

    Net realized and unrealized gain (loss)
       on investment transactions                         52.74
                                                ---------------
    Total from investment operations                     121.16

    Distributions to Unitholders:
    Net investment income                                (65.92)
    Principal from investment transactions                   --
                                                ---------------
    Total distributions                                  (65.92)
                                                ---------------
    Net asset value, end of period                $      991.36
                                                ---------------

TOTAL RETURN (a)(c)                                       12.05%

RATIO OF ITEMS BELOW TO AVERAGE NET ASSETS (b):
    Expenses                                               0.18%
    Net investment income                                  7.05%


(a) Not annualized for periods less than one full year.

(b) Annualized for periods less than one full year.

(c) Total return is based on average redemption prices per unit.





                      Contents of Post-Effective Amendment
                            To Registration Statement

     A.   Bonding Arrangements of Depositor:

         The Depositor has obtained the following Securities Dealer Blanket Bond for its officers, directors and employees:

INSURER/POLICY NO.                                     AMOUNT

National Union Fire Insurance
Company of Pittsburgh,                               $ 250,000
Pennsylvania
959-9000

     B. This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:


                                The facing sheet
                                 The prospectus
                                 The signatures
                      The Consent of Independent Registered
                             Public Accounting Firm



                                   Signatures

         Pursuant to the requirements of the Securities Act of 1933, The Registrant, Claymore Securities Defined Portfolios, Series 126, certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lisle, and State of Illinois, on the 23rd day of September, 2005.

                              Claymore Securities Defined Portfolios, Series 126
                                                                      Registrant

                                                   By: Claymore Securities, Inc.
                                                                       Depositor

                                                        By: /s/ Nicholas Dalmaso

                                    Senior Managing Director and General Counsel


         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below on September 23, 2005 by the following persons, who constitute a majority of the Board of Directors of Claymore Securities, Inc.


SIGNATURE                                          TITLE**                                DATE

David Hooten*                                      Chief Executive Officer and            /s/ Nicholas Dalmaso
                                                                                          --------------------
                                                   Chairman of the Board of Directors         Nicholas Dalmaso
                                                                                              Attorney-in-Fact*

                                                                                           September 23, 2005
                                                   Senior Managing Director and

/s/ Nicholas Dalmaso                               General Counsel                         September 23, 2005
---------------------
    Nicholas Dalmaso

/s/ Charles G. Millington                          Chief Financial Officer                 September 23, 2005
-------------------------
Charles G. Millington


-----------------------
     *    An executed copy of the related power of attorney was filed as Exhibit
          6.0 to Registration Statement No. 333-98345 on August 22, 2002.

     ** The titles of the persons named herein represent their capacity in and relationship to Claymore Securities, Inc., the Depositor.

                             Claymore Code of Ethics

     Incorporated herein by reference to Exhibit 2.1 to Amendment No. 1 to the Registration Statement on Form S-6 for Claymore Securities Defined Portfolios, Series 171 (File No. 333-112575) filed on February 19, 2004.